Prospectus Supplement	November 1, 2015

Putnam Absolute Return 500 Fund
Prospectus dated February 28, 2015

The sub-section Annual fund operating expenses in the section Fees and expenses is deleted in its entirety and replaced with the following:

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)

						Total annual fund
	Management	Distribution and	Other	Total annual fund	Expense	operating expenses after
Share class	fees†	service (12b-1) fees	expenses	operating expenses	reimbursement#@	expense reimbursement
Class A	0.67%	0.25%	0.21%	1.13%	(0.02)%	1.11%
Class B	0.67%	1.00%	0.21%	1.88%	(0.02)%	1.86%
Class C	0.67%	1.00%	0.21%	1.88%	(0.02)%	1.86%
Class M	0.67%	0.75%	0.21%	1.63%	(0.02)%	1.61%
Class R	0.67%	0.50%	0.21%	1.38%	(0.02)%	1.36%
Class R5	0.67%	N/A	0.20%	0.87%	(0.02)%	0.85%
Class R6	0.67%	N/A	0.13%	0.80%	(0.02)%	0.78%
Class Y	0.67%	N/A	0.21%	0.88%	(0.02)%	0.86%

*Applies only to certain redemptions of shares bought with no initial sales charge.
** This charge is phased out over six years.
*** This charge is eliminated after one year.
† Management fees are subject to a performance adjustment.
# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 2/28/2017. This obligation may be modified or discontinued only with approval of the Board of Trustees.
@Restated to reflect current fees.

The sub-section Example in the section Fees and expenses is deleted in its entirety and replaced with the following:

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$682	$912	$1,160	$1,869
Class B	$689	$889	$1,214	$2,004
Class B (no redemption)	$189	$589	$1,014	$2,004
Class C	$289	$589	$1,014	$2,199
Class C (no redemption)	$189	$589	$1,014	$2,199
Class M	$508	$844	$1,204	$2,214
Class R	$138	$435	$753	$1,656
Class R5	$87	$276	$480	$1,071
Class R6	$80	$253	$442	$988
Class Y	$88	$279	$486	$1,082

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